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                                                                    Exhibit 23

                              ARTHUR ANDERSEN LLP





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 10, 1997 included in First Home Bancorp Inc.'s Form 10-K for the year ended December 31, 1996.



                                       Arthur Andersen LLP

Philadelphia, Pa.
April 14, 1997